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                                                                   EXHIBIT 10.14


                    MERCANTILE-SAFE DEPOSIT & TRUST COMPANY


                               SECURITY AGREEMENT

Name and Address of Borrower: Trusted Information Systems, Inc., 3060 Washington Road, Glenwood, MD 21738 (hereinafter called "Obligor") does hereby grant to the above named bank (hereinafter called "Bank"), its successors and assigns, a security interest in the following collateral (all hereinafter called "Collateral"), Pledge of 100,000 shares of Cybercash, Inc. stock to secure all liabilities of Obligor to Bank, now existing and hereafter arising, of any kind and nature, primary, secondary, direct, contingent, joint and several (hereinafter called the "Liability" or the "Liabilities").

(1) OBLIGOR'S WARRANTIES:
Obligor warrants:
    (a) That it owns the Collateral free and clear of all liens and encumbrances, defaults and adverse claims and conditions except as has been disclosed to Bank by Obligor in writing.
    (b) That it has the right to make this agreement and has duly authorized its execution.
    (c) That the collateral is used or bought for use primarily for business purposes and is located at Obligor's primary place of business, unless Obligor has otherwise notified Bank in writing.
    (d) That Obligor's principal place of business is the address specified above and all other places of business are specified below.
    (e) That all financial information given to Bank about Obligor, the Collateral and all other parties to and collateral for the Liabilities is complete, accurate and not misleading.

(2) OBLIGOR'S AGREEMENTS:
Obligor agrees:
    (a)  To perform all obligations under each of the Liabilities when due.
    (b) To maintain accurate and complete books and records (complying with generally accepted accounting principles) relating to the Collateral.
    (c) To provide Bank such financial information as Bank may request from time to time and it authorizes Bank to make all inquiries Bank deems necessary to verify the accuracy of the information provided.
    (d) To protect and maintain the Collateral in good condition and repair, free of all liens and encumbrances.
    (e) To defend the Collateral against the claims and demands of all persons and to pay all taxes and fees levied thereon or in connection with the use thereof.
    (f) To keep the Collateral insured against loss by fire, theft, and other hazards for the benefit of, and as required by Bank (naming Bank either as loss payee or as an additional insured at Bank's option) in such amounts and by carriers satisfactory to Bank. All policies or certificates of insurance shall be delivered to the Bank. Obligor assigns to Bank all right to receive proceeds of insurance and returned premiums, directs any insurer to pay all proceeds and returned
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premiums directly to Bank, and authorizes Bank to endorse any draft for the proceeds or premiums, which shall be additional Collateral.
    (g) Not to dispose of any Collateral except in the ordinary course of business.
    (h) To pay all taxes and assessments when due and to permit nothing to be done which would impair the continued perfection and value of the security interest granted herein.
    (i) To pay on demand as part of the debt hereby secured all expenses (with interest thereon until repaid in full at the highest rate charged against principal in any Liability) incurred by Bank, including legal fees, to cure any default herein, to determine the status of Bank's security interest in the Collateral, to preserve and maintain the Collateral, to enforce any provision herein and to exercise any right or remedy.
    (j) To execute and deliver all documents tendered by Bank to perfect, continue and confirm Bank's security interest in the Collateral. Bank is authorized to file any documents it deems appropriate to perfect or maintain the perfection of the security interest hereby or hereafter granted with respect to Collateral without the signature of Obligor and to execute and file any such document on behalf of Obligor.
    (k) To pay all costs of any such filings, including recording taxes and filing fees and to sign, upon request, any instruments, documents, or other papers which Bank may request to confirm, perfect or maintain perfection of its security interest in the Collateral.
    (l) To promptly provide to Bank at its request, whether before or after default, access to the Collateral and all books and records relevant to Obligor's business, and after default, at Bank's request, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties.
    (m) To immediately advise Bank in writing of any change of Obligor's places of business, or the opening of any new place of business.
    (n) Bank is hereby appointed Obligor's attorney-in-fact to do all acts and things which Bank may deem necessary to perfect and continue perfected the security interest created by this security agreement and to protect the Collateral.

(3) DEFAULT BY OBLIGOR:
    Until default Obligor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the agreements herein, or with the terms and conditions of any policy of insurance thereon.
    Upon default by Obligor in the performance of any covenant or agreement in any Liability, or if any warranty should prove untrue, or if Obligor should become insolvent, seek protection from creditors under state or federal law, suspend transaction of its usual business, dissolve, merge, consolidate or reorganize, Bank shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code or other applicable law and all rights provided herein, in the Liabilities, or in any other applicable security or loan agreement, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. In addition, Bank may cure the default at Obligor's expense or take possession of Collateral and all records recording thereto and for that purpose may enter Obligor's premises without legal process. Obligor authorizes Bank to see Collateral and consents to a decree for sale of Collateral. Any notice of sale or other action by Bank shall be reasonable if sent by regular mail to Obligor's principal place of business


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as disclosed in Bank's records at least five days before the proposed action.
Obligor will repay on demand all expenses (including legal fees) incurred by Bank in enforcing its rights with interest thereon until repaid in full at the highest rate charged against principal in any Liability. The waiver of any default hereunder shall not be a waiver of any subsequent default. No provisions hereof may be modified except in writing signed by the party to be charged. This agreement shall be governed by the laws of the State of Maryland.
    All rights of Bank hereunder shall inure to the benefit of its successors and assigns; and all obligations of Obligor shall bind its heirs, executors, administrators, successors and assigns.
    IN WITNESS WHEREOF, Obligor has caused this Agreement under seal to be executed as a specialty this 4th day of April, 1996.

Places of Business

    3060 Washington Road                         Trusted Information Systems, Inc.
- ----------------------------------        -------------------------------------------------
                                                Name of Corporation or Partnership
    Glenwood, MD  21738
- ----------------------------------
                                          By:      /s/ Stephen T. Walker             (SEAL)
                                             ---------------------------------------
                                                  Stephen T. Walker, President

                                          By:                                        (SEAL)
                                             ---------------------------------------


                                          INDIVIDUALS SIGN BELOW

                                          By:                                        (SEAL)
                                             ---------------------------------------

                                          By:                                        (SEAL)
                                             ---------------------------------------

                                          By:                                        (SEAL)
                                             ---------------------------------------





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